UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 18, 2008

                         CHIMERA INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)

       Maryland                      333-145525              26-0630461
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



            1211 Avenue of the Americas
                 Suite 2902
             New York, New York                                  10036
           -------------------------                          -----------
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 696-0100

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
           ------------------------------------------

      On January 18, 2008, Chimera Investment Corporation (the "Company"), entered into a master repurchase agreement (the "Agreement") with Credit Suisse First Boston Mortgage Capital LLC ("CSFB"), an affiliate of Credit Suisse, one of the underwriters of the Company's November 2007 initial public offering. This type of lending arrangement is often referred to as a "repurchase facility."

      The Agreement is a $500 million lending facility of which $200 million is on an uncommitted basis, which means CSFB must agree to each mortgage loan financed under the Agreement in excess of $300 million outstanding at any given time. The Agreement is set to terminate on January 16, 2009. Under the Agreement, the Company will sell mortgage loans to CSFB for a purchase price equal to the lesser of either the product of the market value of the purchased mortgage loans to be sold multiplied by varying percentages of the purchase price depending on the type of mortgage loan being financed, or the outstanding principal amount thereof. In general, the price at which the Company will repurchase the mortgage loans from CSFB will equal the original purchase price plus accrued but unpaid interest. Pursuant to the terms of the agreement, the Company will pay interest to CSFB ranging from LIBOR plus a number of basis points depending on the type of mortgage loan being financed. The Company is required to maintain certain routine covenants, in addition to standard representations and warranties, during the term of the Agreement. The Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

            (a) Not applicable.

            (b) Not applicable.

            (c) Not applicable.

            (d) Exhibits:

                10.1 Master Repurchase Agreement between Chimera Investment Corporation and Credit Suisse First Boston Mortgage Capital LLC, dated as of January 18, 2008.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Chimera Investment Corporation


                                    By:    /s/ A. Alexandra Denahan
                                           ------------------------
                                               Name: A. Alexandra Denahan
                                               Title: Chief Financial Officer


Date: January 24, 2008